REVONERGY INC.
(a Nevada corporation)

Warrant for the Purchase of 666,667
Shares of Common Stock, Par Value $0.001

This Warrant Will Be Void
After 5:00 P.M. London, UK Time
On March 31, 2011

___________________________

These securities have not been registered with the Securities and Exchange Commission (the
“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered in reliance on exemptions from registration provided in Section 4(2) of the
Securities Act and Rule 506 of Regulation D promulgated thereunder and preemption from the registration or qualification requirements (other than notice filing and fee provisions) of applicable state laws under the National Securities Markets Improvement Act of 1996.

___________________________

THIS WARRANT (this “Warrant”) certifies that, for value received, Mandarin Venture Capital Inc., or registered assigns (the “Holder” or “Holders”), is entitled, at any time or from time to time on or after March 22, 2010, and on or before 5:00 p.m. London, UK Time on March 31, 2011 (the “Exercise Period”), to subscribe for, purchase, and receive 666,667 shares (the “Shares”) of fully paid and nonassessable common stock, par value $0.001 (the “Common Stock”) of REVONERGY INC., a Nevada corporation (the “Company”).  This Warrant is exercisable to purchase the Shares at a price of $0.40 per share (the “Exercise Price”).  The number of Shares to be received on exercise of this Warrant and the Exercise Price may be adjusted on the occurrence of certain events as described herein.  If the rights represented hereby are not exercised by 5:00 p.m. London, UK Time on March 31, 2011 (the “Expiration Date”), this Warrant shall automatically become void and of no further force or effect, and all rights represented hereby shall cease and expire.

Subject to the terms set forth herein, this Warrant may be assigned by the Holder in whole or in part by execution of the form of assignment attached hereto or may be exercised by the Holder in whole or in part by execution of the form of exercise attached hereto and payment of the Exercise Price in the manner described above, all subject to the terms hereof.

1.           Exercise of Warrants.  The Holder shall have the rights of a shareholder only with respect to Shares fully paid for by the Holder under this Warrant.  On the exercise of all or any portion of this Warrant in the manner provided above, the Holder exercising the same shall be deemed to have become a holder of record of the Shares as to which this Warrant is exercised for all purposes, and certificates for the securities so purchased shall be delivered to the Holder within a reasonable time, but in no event longer than ten days after this Warrant shall have been exercised as set forth above.  If this Warrant shall be exercised in respect to only a part of the Shares covered hereby, the Holder shall be entitled to receive a similar Warrant of like tenor and date covering the number of Shares with respect to which this Warrant shall not have been exercised.

2.           Assignment of Warrants.  In the event this Warrant is assigned in the manner provided herein, the Company, upon request and upon surrender of this Warrant by the Holder at the principal office of the Company accompanied by payment of all transfer taxes, if any, payable in connection therewith, shall transfer this Warrant on the books of the Company.  If the assignment is in whole, the Company shall execute and deliver a new Warrant or Warrants of like tenor to this Warrant to the appropriate assignee expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder; and if the assignment is in part, the Company shall execute and deliver to the appropriate assignee a new Warrant or Warrants of like tenor expressly evidencing the right to purchase the portion of the aggregate number of Shares as shall be contemplated by any such agreement, and shall concurrently execute and deliver to the Holder a new Warrant of like tenor to this Warrant evidencing the right to purchase the remaining portion of the Shares purchasable hereunder which have not been transferred to the assignee.

3.           Fully Paid Shares.  The Company covenants and agrees that the Shares which may be issued on the exercise of this Warrant will, on issuance pursuant to the terms of this Warrant, be fully paid and nonassessable, free from all taxes, liens, and charges with respect to the issue thereof, and not issued in violation of the preemptive or similar right of any other person.  The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will have authorized and reserved a sufficient number of Shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

4.           Adjustment of Exercise Price and Number of Shares.

(a)           The number of Shares purchasable on the exercise of this Warrant and the Exercise Price shall be adjusted appropriately from time to time as follows:

(i)           In the event the Company shall declare a dividend or make any other distribution on any capital stock of the Company payable in Common Stock, rights to purchase Common Stock, or securities convertible into Common Stock or shall subdivide its outstanding shares of Common Stock into a greater number of shares or combine such outstanding stock into a smaller number of shares, then in each such event, the number of Shares subject to this Warrant shall be adjusted so that the holder shall be entitled to purchase the kind and number of Shares of Common Stock or other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto; an adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date for such event.

(ii)           No adjustment in the number of Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Shares purchasable on the exercise of this Warrant; provided, however, that any adjustments which by reason of this paragraph (c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(iii)          Whenever the number of Shares purchasable on the exercise of this Warrant is adjusted, as herein provided, the Exercise Price payable on exercise shall be adjusted by multiplying the Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Shares purchasable on the exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of Shares so purchasable immediately thereafter.

(iv)          Whenever the number of Shares purchasable on the exercise of this Warrant or the Exercise Price of such Shares are adjusted, as herein provided, the Company shall cause to be promptly mailed by first class mail, postage prepaid, to the Holder of this Warrant notice of such adjustment or adjustments and shall deliver a resolution of the board of directors of the Company setting forth the number of Shares purchasable on the exercise of this Warrant and the Exercise Price of such Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment, together with the computation by which such adjustment was made.  Such resolution, in the absence of manifest error, shall be conclusive evidence of the correctness of adjustment.

(v)           All such adjustments shall be made by the board of directors of the Company, which shall be binding on the Holder in the absence of demonstrable error.

(b)           No Adjustment in Certain Cases.  No adjustments shall be made in connection with:

(i)            the issuance of any Shares on the exercise of this Warrant;

(ii)           the conversion of shares of preferred stock;

(iii)          the exercise or conversion of any rights, options, warrants, or convertible securities containing the right to purchase or acquire Common Stock;

(iv)          the issuance of additional Shares or other securities on account of the antidilution provisions contained in or relating to this Warrant or any other option, warrant, or right to acquire Common Stock;

(v)           the purchase or other acquisition by the Company of any shares of Common Stock, evidences of its indebtedness or assets, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase Common Stock; or

(vi)          the sale or issuance by the Company of any shares of Common Stock, evidences of its indebtedness or assets, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase Common Stock or other securities pursuant to options, warrants, or other rights to acquire Common Stock or other securities.

5.           Notice of Certain Events.  In the event of:

(a)           any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividends or other distribution, or any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other rights;

(b)           any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all of the assets of the Company to any other person, or any consolidation, share exchange, or merger involving the Company; or

(c)           any voluntary or involuntary dissolution, liquidation, or winding up of the Company,

the Company will mail to the Holder(s) of this Warrant, at least 20 days prior to the earliest date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, or right; the amount and character of such dividend, distribution, or right; or the date on which any such reorganization, reclassification, transfer, consolidation, share exchange, merger, dissolution, liquidation, or winding up of the Company will occur and the terms and conditions of such transaction or event.

6.           Limitation of Transfer.  Subject to the restrictions set forth in paragraph 7 hereof, this Warrant is transferable at the offices of the Company.  On such transfer, every holder hereof agrees that the Company may deem and treat the registered Holder(s) of this Warrant as the true and lawful owner(s) thereof for all purposes, and the Company shall not be affected by any notice to the contrary.

7.           Disposition of Warrants or Shares.  Each registered owner of this Warrant, by acceptance hereof, agrees for itself and any subsequent owner(s) that, before any disposition is made of any Warrants or Shares of Common Stock, the owner(s) shall give written notice to the Company describing briefly the manner of any such proposed disposition.  No such disposition shall be made unless and until:

(a)           the Company has received written assurances from the proposed transferee confirming a factual basis for relying on exemptions from registration under applicable federal and state securities laws for such transfer or an opinion from counsel for the Holder(s) of the Warrants or Shares stating that no registration under the Securities Act or applicable state statute is required with respect to such disposition; or

(b)           a registration statement under the Securities Act has been filed by the Company and declared effective by the Commission covering such proposed disposition and the disposition has been registered or qualified or is exempt therefrom under the state having jurisdiction over such disposition.

8.           Restricted Securities: Registration of Securities.  The Holder acknowledges that this Warrant is, and that the Shares issuable on exercise hereof will be, “restricted securities” as that term is defined in rule 144 promulgated under the Securities Act.  Accordingly, this Warrant must be taken for investment and held indefinitely and may not be exercised or converted unless subsequently registered under the Securities Act and/or comparable state securities laws or unless an exemption from such registration is available.  Likewise, any Shares issued on exercise of this Warrant must be taken for investment and held indefinitely and may not be resold unless such resale is registered under the Securities Act and/or comparable state securities laws or unless an exemption from such registration is available.  A legend to the foregoing effect shall be placed conspicuously on the face of all certificates for Shares issuable on exercise of this Warrant.

9.           Governing Law.  This Warrant shall be construed under and be governed by the laws of the state of Nevada.

10.         Notices.  Any notice, demand, request, or other communication permitted or required under this Warrant shall be in writing and shall be deemed to have been given as of the date so delivered, if personally served; as of the date so sent, if transmitted by facsimile and receipt is confirmed by the facsimile operator of the recipient; as of the date so sent, if sent by electronic mail and receipt is acknowledged by the recipient; and one day after the date so sent, if delivered by overnight courier service; addressed as follows:

If to the Holder, to:	Mandarin Venture Capital Inc.
1701 Beverly Commercial Centre
87 – 105 Chatham Road
TST
Hong Kong

If to the Company, to:	Revonergy Inc.
Attn: Ravi Daswani
Landmark House
17 Hanover Square
London HS1 1SU, UK

Each party, by notice duly given in accordance herewith, may specify a different address for the giving of any notice hereunder.

11.         Loss, Theft, Destruction, or Mutilation.  Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction, or mutilation of this Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

12.         Taxes.  The Company will pay all taxes in respect of the issue of this Warrant or the Shares issuable upon exercise thereof.

DATED this 26th day of March, 2010.

REVONERGY INC.
ATTEST:

By:	/s/ Kenneth G.C. Telford	By:	/s/ Ravi K. Daswani
	Kenneth G.C. Telford, Secretary		Ravi K. Daswani, President

Form of Assignment
(to be signed only upon assignment of Warrant)

TO:           REVONERGY INC.

ASSIGNMENT

FOR VALUE RECEIVED, __________________ does hereby sell, assign, and transfer unto _____________________ the right to purchase _____ Shares of Common Stock, par value $0.001 per share, of REVONERGY INC., (the “Company”), and does hereby irrevocably constitute and appoint ___________________ attorney to transfer such right on the books of the Company with full power of substitution in the premises.

DATED this ___ day of ____________, 20__.

Signature:

*   *   *   *   *   *

NOTICE:  The signature to the form of assignment must correspond with the name as written upon the face of the attached Warrant in every particular without alteration or enlargement or any change whatsoever.

Form of Purchase
(to be signed only upon exercise of Warrant)

TO:           REVONERGY INC.

The undersigned, the owner of the attached Warrant, hereby irrevocable elects to exercise the purchase rights represented by the Warrant for, and to purchase thereunder, ________ shares of Common Stock of REVONERGY INC.,  and herewith makes payment of $______ therefor.  Please issue the shares of Common Stock as to which this Warrant is exercised in accordance with the instructions set forth below and, if the Warrant is being exercised with respect to less than all of the Shares to which it pertains, prepare and deliver a new Warrant of like tenor for the balance of the Shares purchasable under the attached Warrant.

DATED this ____ day of ____________, 20___.

Signature:

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:
(Please Type or Print)

Address:

*   *   *   *   *   *

NOTICE:  The signature to the form of purchase must correspond with the name as written upon the face of the attached Warrant in every particular without alteration or enlargement or any change whatsoever.